SECURITIES AND EXCHANGE COMMISSION
                           WASHINGTON, D.C. 20549

                                  FORM 8-K

                               CURRENT REPORT
                   PURSUANT TO SECTION 13 OR 15(d) OF THE
                      SECURITIES EXCHANGE ACT OF 1934


                             November 10, 2000
              ------------------------------------------------
              Date of Report (Date of Earliest Event Reported)


                      Petrie Stores Liquidating Trust
              ------------------------------------------------
             (Exact Name of Registrant as Specified in Charter)


   New York                           0-3777             22-6679945
------------------                 --------------       -------------
(State or Other Jurisdiction      (Commission File     (IRS Employer
   of Incorporation)                  Number)          Identification No.)


                                201 Route 17
                                 Suite 300
                        Rutherford, New Jersey 07070
            ---------------------------------------------------
           (Address of Principal Executive Offices and Zip Code)


                               (201) 635-9637
            ---------------------------------------------------
            (Registrant's Telephone Number, Including Area Code)


                                    N/A
          --------------------------------------------------------
       (Former Name or Former Address, if Changed Since Last Report)



Item 5.    Other Events.

               On November 10, 2000, Petrie Stores Liquidating Trust (the "Liquidating Trust") announced that it will make a distribution on December 21, 2000 to the holders of its units of beneficial interest of a total of $39,262,679 in cash. In the distribution, unit holders will receive $0.75 in cash for each unit of beneficial interest held of record at the close of business on December 11, 2000. After giving effect to the distribution, the Liquidating Trust will hold approximately $85 million in cash and cash equivalents.

               The text of the press release announcing the distribution is filed as Exhibit 99.1 to the Current Report and is incorporated herein by reference.

Item 7.    Financial Statements, Pro forma Financial Information and Exhibits.

               (c) Exhibits.

                   99.1 Press Release, dated November 10, 2000, of the Liquidating Trust.


                                 SIGNATURE


        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  November 10, 2000

                                    PETRIE STORES LIQUIDATING TRUST


                                    By: /s/ Stephanie R. Joseph
                                        -------------------------------------
                                        Name:  Stephanie R. Joseph
                                        Title: Manager and Chief Executive
                                               Officer



                               EXHIBIT INDEX


Exhibit    Description

99.1       Press Release, dated November 10, 2000, of the Liquidating Trust.